UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2024

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock	LBRDA	The Nasdaq Stock Market LLC
Series C Common Stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable Preferred Stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2024, the board of directors (the “Board”) of Liberty Broadband Corporation (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended Bylaws”), which became effective immediately. In addition to certain other technical, conforming, modernizing and clarifying changes, the Amended Bylaws include the following changes to the advance notice provisions in Section 1.5 of the Amended Bylaws:

•	modify the window for stockholders to submit proposals or nominations for the annual meeting to not more than 120 days and not less than 90 days prior to the anniversary date of the preceding year’s annual meeting, and in the event the annual meeting is advanced by more than 20 days or delayed by more than 70 days from the anniversary date, notice must be received not earlier than 120 days prior to the annual meeting or the later of 90 days prior to the annual meeting or the 10th day following public announcement;

•	modify the window for stockholders to submit proposals or nominations for special meetings to not more than 120 days and not less than 90 days prior to the special meeting;

•	require a stockholder proposing business or nominating directors to provide additional information about the stockholder and any candidate the stockholder proposes to nominate for election as a director;

•	expand the definition of beneficial and record ownership to encompass the definitions used in Rule 13d-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”);

•	require the nominee and the proposing person represent that they are not subject to, and will not enter into, any undisclosed voting agreements with the Company;

•	require that any stockholder nominee for director submit a completed and signed questionnaire with respect to the background, qualifications, and independence of such nominee; and

•	incorporate the universal proxy rule (Rule 14a-19 of the Exchange Act) into the advance notice provisions applicable to director nominations.

In addition, the Amended Bylaws also include revisions to incorporate recent amendments to the Delaware General Corporation Law, including revisions relating to: (i) adjournment procedures and preparation and availability of the Company’s stockholder list for meetings of stockholders; (ii) authorization to sign stock certificates, approval of uncertificated stock, and notice of uncertificated shares by means of electronic transmissions; and (iii) notice under Section 5.4 of the Amended Bylaws by electronic mail.

The foregoing summary of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024

LIBERTY BROADBAND CORPORATION

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary